                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 1998

                       VALUE CITY DEPARTMENT STORES, INC.
             (Exact name of registrant as specified in its charter)

                                      OHIO
                 (State or other jurisdiction of incorporation)

           1-10767                                   NO. 31-1322832
 (Commission File Number)                   (IRS Employer Identification No.)

3241 WESTERVILLE ROAD, COLUMBUS, OHIO                     43224
(Address of principal executive offices)                (Zip Code)

                                 (614) 471-4722
              (Registrant's telephone number, including area code)

Item 8. Change in Fiscal Year.

         On June 10, 1998, Value City Department Stores, Inc. determined to change its fiscal year from a 52/53 week year that ends on the Saturday nearest to July 31 to a 52/53 week year that ends on the Saturday nearest to January 31. This change is being made to reflect the reporting period common to most retailers. The financial report covering the transition period from August 2, 1998 to January 30, 1999, will be filed on Form 10-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VALUE CITY DEPARTMENT STORES, INC.
                                            (Registrant)

                              By  /s/ Robert M. Wysinski
                                  ----------------------------------------
                                  Robert M. Wysinski, Senior Vice President,
                                  Chief Financial Officer, Treasurer
                                  And Secretary *


Date: June 24, 1998
--------------------------------------------------------------------------------
* Mr. Wysinski is the principal financial officer and has been duly authorized to sign on behalf of the registrant.